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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 333-1560 and 333-60295.

                                                      ARTHUR ANDERSEN

Hamilton, Bermuda
March 15, 2000